Investment Projects	12 Months Ended
Dec. 31, 2019
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Investment Projects
37. INVESTMENT PROJECTS
On July 21, 2017, the Board accepted the Offer received from the Chinese company Sinoma International Engineering Co. Ltd. (“Sinoma”) for the construction of a new cement plant with a production capacity of 5,800 tons per day of clinker.
Phase I of basic engineering and soil studies started in August 2017 and it was completed in the last quarter of 2017. In the year 2018, phase 2 of this project started. It included the civil work of the plant and the supply of equipment. In the course of 2019, payments were made in the framework of a project for $ 8,714 million for acquisitions of property, plant and equipment and payments of advances. At the end of this fiscal year, all the main equipment and imported material have been received at the plant, the civil works together with the metallic structure had basically come to an end and the electrical and mechanical assembly showed good degree of progress.
As of December 31, 2019, the Group has a 4,454,197 outstanding payable balance and advances to suppliers for 194,054. In the year 2020, the rest of the civil works contemplated by the project and the assembly of the equipment shall take place.
As of December 31, 2019, the balance committed amounts to USD 3,203,386, EUR 69,778 and $ 545,292.